Household Finance Corporation
Household Card Funding Corp.                             August 1996
"Household Credit Card Master Trust I , Series 1995-1"
                                                       "Sep 16, 1996"


CLASS B CERTIFICATEHOLDER'S STATEMENT

A.   Information Regarding Distributions

     "1. Total distribution per $1,000 interest"
                                                       $5.130560000
     "2. Principal distribution per $1,000 interest"
                                                              $0.00
     "3. Interest distribution per $1,000 interest"
                                                        $5.130560000

B.   Calculation of Class B Interest

     1. Calculation of Class B Certificate Rate

          (a) One-month LIBOR                            5.421880000%
          (b) Spread                                          0.3500%
          (c) Class B Certificate Rate                   5.771880000%
     2. Beginning Invested Amount
                                                      "$214,286,000.00 "
     3. Days in Interest Period                                  32

C. Performance of Trust

     1. Collections of Receivables
          (a) Total Collections                       "$294,972,163.54
"
          (b) Collections of Finance Charge and Administrative
              Receivables                              "$47,194,194.68 "
          (c) Collections of Principal
                                                        "$247,777,968.86 "

     2. Allocation of Receivables
          (a) Class B Invested Percentage                     10.71%
          (b) Principal Allocation Percentage
                                                              84.62%

     3. Delinquent Balances
          (a) Delinquent 5 - 29 days
                                                     "$182,843,739.26 "
                                                                 5.68%
          (b) Delinquent 30 - 59 days
                                                       "$59,551,400.37 "
                                                                  1.85%
          (c) Delinquent 60+ days                      "$96,700,261.94
"
                                                                   3.01%

     4. Class B Investor Default Amount
                                                         "$1,221,578.79 "

     5. Class B Investor Charge-offs; Reimbursement of
        Charge-offs
          "(a) Class B Investor Charge-offs, if any, for the
               Distribution Date"                                $0.00
          "(b) The amount of Item 5.(a) per $1,000 interest"
                                                                 $0.00
          (c) Total reimbursed to Trust in respect of Class B
              Investor Charge-offs                               $0.00
          "(d) The amount of Item 5.(c) per $1,000 interest"
                                                                 $0.00
          "(e) The amount, if any, by which the outstanding
               principal balance of the "                        $0.00
               Class B Certificates exceeds the Class B
               Invested Amount as of
               the end of the Distribution Date


     6. Available Cash Collateral Amount
          (a) Available Cash Collateral Amount at the end of the
              Distribution Date                                  $0.00
          (b) Available Cash Collateral Amount as a percent of the
              Class B                                             0.00%
          "   Invested Amount, each at the end of the
              Distribution Date"

     7. Available Collateral Invested Amount
                                                       "$285,714,000.00 "

     8. Deficit Controlled Amortization Amount for the Distribution
        Date                                                      $0.00

D.   Class B Pool Factor                                     1.00000000

E.   Receivables Balances
     1. Principal Receivables as of the last day of the preceding
        Due Period                                    "$3,217,293,170.08 "
     2. Finance Charge and Administrative Receivables as of the
        last day                                         "$49,930,008.50 "
        of the preceding Due Period